UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    September 21, 2005 (September 15, 2005)
                Date of Report (Date of earliest event reported)


                                   NICOR INC.
            (Exact name of registrant as specified in its charter)


           Illinois                  1-7297               36-2855175
  (State or other jurisdiction    (Commission          (I.R.S. Employer
       of incorporation)          File Number)       Identification Number)

                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                 (630) 305-9500
               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement
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On September 15, 2005, following a review of industry surveys and peer group and regional data relating to director compensation, our Board of Directors approved the following changes to our director compensation for directors who are not Nicor Inc. or subsidiary officers, effective January 1, 2006:

o The annual cash retainer payable to each of our non-employee directors was increased from $15,000 to $22,500; and
o Under the Directors Stock Plan, the award granted to each of our non-employee directors was increased from the market value of 600 shares of our common stock to (i) the market value of 1,200 shares of our common stock in cash equal to the market value of shares on the date of grant, or at each director's annual election (ii) 600 shares of our common stock and the market value of 600 shares in cash equal to the market value of shares on the date of grant.

The following compensation for directors who are not Nicor Inc. or subsidiary officers remains unchanged:

o The additional annual retainer payable to the non-employee chairman of our corporate governance committee and non-employee chairman of our compensation committee is $2,500;
o The additional annual retainer payable to the non-employee chairman of our audit committee is $5,000; and
o The meeting fee payable to each of our non-employee directors is $1,500 ($750 if such meeting is held in conjunction with any such meeting of a subsidiary of Nicor Inc.).

One-fourth of the annual retainer is payable in advance at the beginning of each quarter along with all meeting fees for the preceding quarter. Directors may elect to defer the payment of retainers and fees using an interest equivalent option or a share unit option. Directors are also reimbursed for all travel, lodging and any other expenses incurred to attend meetings.



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Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date    September 21, 2005          /s/ PAUL C. GRACEY, JR.
      ----------------------        -----------------------------------
                                    Paul C. Gracey, Jr.
                                    Vice President, General Counsel and
                                    Secretary